Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

TECHNICAL AND SALES AGREEMENT

This Technical and Sales Agreement (“Agreement”), dated April     , 2010, by and between Beijing Jiexun-CAST Systems Control Technology Co., Ltd, (“CAST/OSC” or “Buyer”), Room 2910, Building A, Cyber Tower, No. 2 Zhongguancun South Street, Haidian District, Beijing 100086, Dais Analytic Corporation, a New York corporation (“Supplier”), 11552 Prosperous Drive, Odessa, FL 33556 USA, and Genertec America, Inc., a California corporation (“Distributor”), 303 Twin Dolphin Drive, Suite 600, Redwood City, CA 94065, USA, collectively herein after known as the “Parties”.

RECITALS.

WHEREAS, Supplier develops, manufactures and sells a line of nanotechnology-based membrane products and related products; and

WHEREAS, Distributor and Buyer desires to purchase from Supplier waste water system components (Molecular Diffusion rods, heat exchanger, compressor, condenser, and tubing), herein after referred to as the “Product”, for CAST/OSC’s waste water project. This sale is made under the Terms and Conditions of that certain Exclusive Distribution Agreement signed between Supplier, Distributor and Fibrlink Communications Co., Ltd., dated August, 19, 2009 (the “Distribution Agreement”). In the case of a conflict between the Distribution Agreement and this Agreement, the Distribution Agreement shall prevail. Buyer agrees to be bound by the terms and conditions of the Distribution Agreement in the capacity of the “Servicer” (as defined in the Distribution Agreement) as if Buyer is a party to the Distribution Agreement. The proposed technical specifications (including projected energy usage, projected energy usage calculations, and draft system design, and Supplier support for the project) are found in ATTACHMENTS B, C & E.

NOW THEREFORE, in consideration of the above premises, which are incorporated in this Agreement as if fully set forth below, and the mutual covenants and agreements set forth below, the Parties agree as follows:

OVERVIEW.

This Agreement is subject to and conditioned upon the issuance by [GTA] of a letter of credit to Supplier in the amount set forth in ATTACHMENT A within five days from the date of this Agreement. Unless the Parties otherwise mutually agree, this Agreement shall terminate and any and all obligations under this Agreement shall be of no force or effect.

A jointly developed NanoClear draft system design layout (ATTACHMENT D) is to be constructed by others in stages outlined below for Plant 1 and Plant 2. The stages are outlined in ATTACHMENT D.

PRICING, DELIVERY & TERMS.

Supplier will supply the Product in the quantity, at the price and at the delivery time set forth in ATTACHMENT A. The Product is to be used to treat the plant outputs at various output levels and shall have input water temperature at the specified average water temperature set forth in the ATTACHMENTS. Further, the Supplier will provide the Distributor and the Buyer the project support outlined in ATTACHMENT E. The proposed design of the overall plant, its construction, and

Page 1 of 20	Technical and Sales Agreement	April 8, 2010

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

the balance plant required for the project is provided by others, and not by the Supplier. The purchase price for the Product, as set forth in ATTACHMENT A, shall be paid by Buyer to Supplier. All payments are to be made in US Dollars and due within ten (10) days’ of notice by Supplier to Distributor of Product shipment (such notice to include valid shipping documents evidencing Supplier has successfully shipped the Product).

Product is shipped FOB – Supplier’s facility to the locations specified in writing by Distributor. The Supplier shall make all good efforts to ship the Product by the shipment date mutually agreed upon by the Parties in writing.

ACCEPTANCE; WARRANTY.

(a) Supplier shall provide a moisture transfer test label for each Molecular Diffusion Tube (which is a component of the Product) as a means of quality control. Distributor shall immediately inspect the Product upon delivery for defects and non-conformities. In the event Distributor fails to notify Supplier of any Product defect or non-conformity within ten (10) days after the Products in question are delivered to Distributor, then the delivered Products shall be deemed to have been accepted by Distributor and Buyer.

(b) The Limited Warranty for the Product is set forth in ATTACHMENT F of this Agreement. The Warranty does not extend to any Product which has been subject to misuse, accident or improper installation, maintenance or application, nor, except as provided in ATTACHMENT F, does the Warranty extend to any labor charges for removal and/or replacement of the nonconforming or defective Product or part thereof. The Warranty does not cover service or parts for any attachments, accessories, or alteration not provided or approved in writing by Supplier, nor correction of problems resulting from the use of attachments, accessories or alterations not provided by Supplier.

(c) The Warranty period for Product is set forth in ATTACHMENT F of this Agreement (the “Warranty Period”).

(d) THE WARRANTY SET FORTH IN THIS AGREEMENT IS IN LIEU OF AND EXCLUDES ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, ARISING BY OPERATION OF LAW OR OTHERWISE, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED AND EXCLUDED. DISTRIBUTOR AND BUYER EACH ACKNOWLEDGES THAT SUPPLIER HAS MADE NO UNDERSTANDINGS, AGREEMENTS OR REPRESENTATIONS, EXPRESS OR IMPLIED, WITH RESPECT TO THE SUBJECT MATTER OF THIS TRANSACTION OTHER THAN AS EXPRESSLY SET FORTH IN THESE TERMS AND CONDITIONS. NO PERSON IS AUTHORIZED TO EXPAND OR IN ANY MANNER MODIFY SUPPLIER’S EXPRESS WARRANTY DESCRIBED ABOVE.

Page 2 of 20	Technical and Sales Agreement	April 8, 2010

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

(e) Notwithstanding anything to the contrary set forth herein, the liability of Supplier with respect to a claim of any kind, whether as to quality or amount of Product delivered or for non-delivery of Product, shall not exceed the invoice price of the quantities of Products as to which the claim is made.

(f) IN NO EVENT SHALL SUPPLIER BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES ARISING IN TORT, CONTRACT, STRICT LIABILITY OR ANY OTHER LEGAL THEORY (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFIT OR REVENUE, DOWNTIME COSTS, LOSS OF USE OF THE PRODUCTS, COST OF ANY SUBSTITUTE PRODUCT, FACILITY OR SERVICE, AND ANY CLAIMS OF DISTRIBUTOR, BUYER, THEIR RESPECTIVE CUSTOMERS OR OTHER THIRD PARTIES FOR ANY SUCH DAMAGES).

(g) The delivering carrier, and not Supplier, is responsible for damage in shipment. Packing material should not be discarded when damage is found. The delivering carrier should be notified to inspect any damages. Damaged items cannot be returned to Supplier without authorization. Distributor or its customer should contact Supplier for complete instructions.

(h) Buyer shall be responsible for the installation, engineering, maintenance and sale of the Products for its customer’s use. Supplier shall provide Distributor and Buyer with training and pre-sale technical support set forth in ATTACHMENT E. In addition to the foregoing, upon the reasonable request of Distributor, Supplier agrees to review Distributor’s marketing materials and provide advice with respect to such materials; provided, however, Supplier shall not be responsible in any manner for such marketing materials or any statement, representation or warranty made therein.

(i) Distributor and its customers assume all responsibility and liability for injury or damages resulting from their handling, possession, use or sale of Products including, but not limited to any injury or damage resulting from the use of Products by customers in their business operations or in combination with other substances or products, and agree to defend and indemnify Supplier, its Affiliates and their respective directors, officers, employees and agents from and against all claims, losses, liabilities and expenses (including attorneys’ fees and other litigation or settlement costs) arising out of such handling, possession, use or sale. Buyer and its customers assume all responsibility and liability for injury or damages resulting from their handling, possession, installation, engineering, maintenance use or sale of Products including, but not limited to any injury or damage resulting from the use of Products by customers in their business operations or in combination with other substances or products, and agree to defend and indemnify Supplier, its Affiliates and their respective directors, officers, employees and agents from and against all claims, losses, liabilities and expenses (including attorneys’ fees and other litigation or settlement costs) arising out of such handling, possession, installation, engineering, maintenance, use or sale.

Page 3 of 20	Technical and Sales Agreement	April 8, 2010

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

(j) Buyer shall provide the pre-sale, post-sale, technical support and other services set forth in ATTACHMENT E.

(k) Distributor and Buyer each acknowledges and agrees that upon the expiration of the Warranty Period, Supplier will have no further obligation for the maintenance, service or repair of any Products unless the customer enters into a Supplier Service Contract, and in such case, Supplier’s obligations shall be limited by the terms of this Supplier Service Contract. After the expiration of the Warranty Period, in the event customer requires replacement Product parts for the said project, Supplier agrees to provide the replacement Product to Distributor at a preferred supplier price in effect at that time.

(l) Distributor and Buyer shall comply with all applicable laws, rules and regulations related to the Product pre-sale, post-sale, technical support and other services provided hereunder and the handling, possession, installation, engineering, maintenance and sale of the Products.

RETURN POLICY AND CREDITS.

Distributor and Buyer shall not have the right to return any Products unless (i) such Product is defective or is in non-conformity, as determined by Supplier in its reasonable determination, and Distributor or Buyer has notified Supplier pursuant to language within this Agreement or such Product does not comply with the Warranty contained herein. Returns of non-conforming Products require prior written authorization from Supplier and shipping in accordance with instructions provided by Supplier. When contacting Supplier for return authorization, Distributor or Buyer must provide the invoice number, serial number and date of shipment. Authorized returns must be in clean factory packaging. All returns must be made by prepaid transportation unless otherwise specified by Supplier. Shipping charges on all returns will be at Distributor’s, Buyer’s or their respective customer’s expense unless Supplier confirms that the Product is defective, in which case reasonable shipping charges will be refunded by Supplier.

Page 4 of 20	Technical and Sales Agreement	April 8, 2010

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

INDEMNIFICATION.

(a)	To the best of Supplier’s knowledge, the Product does not infringe on the intellectual property rights of a third party. Supplier will defend and indemnify Distributor, Buyer, their Affiliates and their respective directors, officers, employees, agents and advisors, at its own expense, from any claim, suit, or proceeding brought against Distributor, Buyer, their Affiliates and their respective directors, officers, employees, agents and advisors to the extent it is based upon a claim that the Product under normal use infringes upon any presently issued third party patent or any copyright, or misappropriates any trade secret, of any third party. Distributor, Buyer, their Affiliates and their respective directors, officers, employees, agents and advisors agree to reasonably assist the Supplier in the defense of an intellectual property challenge.

(b)	Distributor shall indemnify, defend and hold Supplier, Buyer, their respective Affiliates and their respective directors, officers, employees, agents and advisors harmless from and against any and all claims, demands, actions, causes of action, judgments, losses, liabilities, costs and expenses of any kind, nature and description, including but not limited to reasonable attorneys’ fees and other litigation expenses (collectively, “Losses”), arising from or related to (i) any bodily injury or wrongful death suffered by third parties arising out of the use of the Products, to the extent attributable to the negligence or misconduct of Distributor, its Affiliates or their customers, (ii) Distributor’s breach of any of Distributor’s covenants or representations contained herein, and (iii) any statement, representation or warranty made by Distributor, it Affiliates, their respective sub-distributor or any of their respective employees or agents with respect to a Product or its use that is not consistent with the statements, representations or Warranty contained herein. During the term of this Agreement, Distributor agrees to maintain Commercial General Liability Insurance in such an amount as is reasonably acceptable to Supplier.

(c)	Supplier shall indemnify, defend and hold harmless Distributor and Buyer from and against any and all Losses arising from or related to (i) any bodily injury or wrongful death suffered by third parties arising out of the use of the Product, to the extent attributable to the negligence or misconduct of Supplier, or (ii) any breach by Supplier of any of its covenants, representations or warranties set forth herein, subject to the limitations set forth in elsewhere in this Agreement.

(d)	Buyer shall indemnify, defend and hold Supplier, Distributor, their respective Affiliates and their respective directors, officers, employees, agents and advisors harmless from and against any and all Losses arising from or related to (i) Buyer’s breach of any of its covenants or representations contained herein, (ii) any statement, representation or warranty made by Buyer or any of its employees or agents with respect to a Product that is not consistent with the statements, representations or Warranty contained herein, and (iii) any bodily injury or wrongful death suffered by third parties arising out of the negligent installation, engineering, maintenance, servicing or repairing of the Products by Buyer or Buyer’s customer. During the term of this Agreement, Buyer agrees to maintain Commercial General Liability Insurance in such an amount as is reasonably acceptable to Supplier and Distributor.

Page 5 of 20	Technical and Sales Agreement	April 8, 2010

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

MISCELLANEOUS.

(a)	This Agreement, the ATTACHMENTS and the Distribution Agreement constitutes the entire Agreement and understanding between the Parties with respect to the subject matter hereof and supersedes all previous undertakings, agreements and representations between the Parties, written or oral, with respect to the subject matter hereof. No modification of, addition to, waiver of any provisions, or termination of this Agreement shall be binding upon a Party hereto unless the same shall be in writing and duly executed by a duly authorized representative of the Parties hereto. No waiver by a Party of any of its rights hereunder shall be effective unless in writing and signed by the Party to be charged therewith.

(b)	This Agreement may not be assigned in whole or in part by Distributor or Buyer to any third party. Any attempt to assign, or any actual assignment of any part of this Agreement by Distributor or Buyer to any third party without Supplier’s prior written approval, shall be deemed null and void and may result in the immediate termination of this Agreement.

No Party shall be liable to another Party for any delay or failure to perform hereunder (excluding the failure to pay money due hereunder), which delay or failure is due to causes beyond the reasonable control of said Party, including but not limited to acts of God, acts of the public enemy, acts of the United States of America or any state, territory or political subdivision thereof or of the District of Columbia, fires, floods, epidemics, quarantine restrictions, strikes or freight embargoes.

(c)	Any notice permitted or required to be given hereunder shall be in writing and delivered by certified mail, return receipt requested, or by internationally recognized overnight express courier, addressed to the Parties at their respective addresses set forth on the signature page of this Agreement or to such other address as a Party may designate by written notice delivered to the other Parties.

(d)	This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and together shall constitute one and the same document.

Page 6 of 20	Technical and Sales Agreement	April 8, 2010

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

(e)	This Agreement shall be governed by and construed in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof. Any controversy or claim arising out of or relating to this Agreement or the validity, inducement, or breach thereof, shall be settled by arbitration before a single arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then pertaining, except where those rules conflict with this provision, in which case this provision controls. The arbitration shall be held in New York, New York, or such other place that the Parties may agree. Within 30 days after initiation of arbitration, the Parties shall reach agreement upon and thereafter follow procedures assuring that the arbitration will be concluded and the award rendered within no more than six months from selection of the arbitrator. Failing such agreement, the AAA will design and the Parties will follow such procedures. THE ARBITRATOR SHALL NOT AWARD ANY PARTY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, AND EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT TO SEEK SUCH DAMAGES. Each Party has the right before or during the arbitration to seek and obtain from the appropriate court provisional remedies such as attachment, preliminary injunction, replevin, etc., to avoid irreparable harm, maintain the status quo or preserve the subject matter of the arbitration. In addition, a Party may seek the imposition of temporary or permanent injunctive relief to prevent or stop the disclosure or misuse of any Confidential Information (as defined in the Distribution Agreement) that it discloses to any other Party. The Parties hereby consent to the jurisdiction of the Federal District Court for the District of New York, New York, for the enforcement of these provisions and the entry of judgment on any award rendered hereunder. Should such court for any reason lack jurisdiction, any court with jurisdiction shall enforce this clause and enter judgment on any award. The Parties agree that service of process to a Party with respect to any action relating to the transactions contemplated by this Agreement may be accomplished pursuant to the methods set forth in sub-section (c) of this Miscellaneous section.

(f)	In the event the English translation of this Agreement is inconsistent with the translation of this Agreement into any other language, the English translation shall control. English will be used as the working and written language in business communication.

(g)	Nothing contained in this Agreement shall be construed to grant to Distributor or Buyer any right or license whatsoever in any patent, copyright, trademark, trade name, trade dress, service mark or any other intellectual property of Supplier or any of its Affiliates.

### Signature Page & Attachments to Follow ###

Page 7 of 20	Technical and Sales Agreement	April 8, 2010

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized respective representatives as of the day and year written below.

BEIJING JIEXUN-CAST SYSTEMS CONTROL TECHNOLOGY CO., LTD

By:
Name:
Title:

Address:	Room 2910, Building A, Cyber Tower
No.2 Zhongguancun South Street,
Haidian District, Beijing 100086.

DAIS ANALYTIC CORPORATION

By:
Name:
Title:

Address:	11552 Prosperous Drive
Odessa, FL 33556 USA

GENERTEC AMERICA, INC.

By:
Name:
Title:

Address:	303 Twin Dolphin Drive
Suite 600
Redwood City, CA 94065, USA

Page 8 of 20	Technical and Sales Agreement	April 8, 2010

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

ATTACHMENT A

Figure 1: Pricing, Delivery & Terms

Size, Pricing, Delivery

Description	Amount	Hold-Back ***		Net Paid	Projected Delivery
Demo Unit			(2)			(3)
On Shipment - Demo Unit (1)	***	0			***

Plant 1-A-10 m3 module
On shipment of Module					***

Plant 1-C-37,500 m3 facility
Step 1: 2,490 m3 - Product shipped	***	***		***	***
Step 2: 17,500 m3 - Product shipped	***	***		***	***
Step 3: 20,000 m3 - Product shipped (4)	***	***		***	***

Sub-Total —>>	***	***		***

Plant 2-100,000 m3 facility
Step 1: 60,000 m3 of Product shipped	***	***		***	***
Step 2: 40,000 m3 of Product shipped	***	***		***	***

Sub-Total —>>	***	***		***

Grand Total	$47,580,000	***		***

Note 1: Payment: In exchange for the execution of this Agreement, GTA agrees to issue a Letter of Credit (LC) for $300,000 USD to the Supplier in no more than five (5) business days. Payment instructions to the Supplier are found in the August 19, 2009 Distribution Agreement.

Note 2: Hold-back sums will be released 120 days after last shipment of Product is made to Distributor or Plant turn-up whichever is sooner.

Note 3: Post agreement execution, receipt of advance payment, and availability of special equipment required to construct key parts.

Note 4: The Letter of Credit (LC) sum of $300,000 has been deducted from this payment

Page 9 of 20	Technical and Sales Agreement	April 8, 2010

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

ATTACHMENT B
Projected Energy Summary

2550 m^3/day (106 m^3/hr) potable water

439 kW electrical input

4.1 kWh/m^3 specific energy

Direct Immersion Energy Summary		
Treatment Rate	10	m^3/day
	0.417	m^3/hr
Compressor	1.001	kW
Condensate Pump 1	0.018	kW
Condensate Pump 2	0.001	kW
Wastewater Pump	0.498	kW
Controls	0.050	kW
Vacuum Pump (5% Duty)	0.025	kW
Electrical Input	1.593	kW
Energy Usage	3.8	kWh/m^3

250 treatment units =

2500 m^3/day (104 m^3/hr) potable water 398 kW electrical input

3.8 kWh/m^3 specific energy

+

Vapor Transfer Energy Summary		
Treatment Rate	5	m^3/day
	0.208	m^3/hr
Compressor	2.734	kW
Feed Water Pump	0.033	kW
Condenser Water Pump	0.681	kW
Pond Water Pump	0.567	kW
Controls	0.100	kW
Vacuum Pump (5% Duty)	0.100	kW
Electrical Input	4.115	kW
Energy Usage	19.8	kWh/m^3

10 treatment units =

50 m^3/day (2 m^3/hr) potable water 41 kW electrical input

19.8 kWh/m^3 specific energy

CONFIDENTIAL

Page 10 of 20	Technical and Sales Agreement	April 8, 2010

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

ATTACHMENT C
Projected Energy Usage Calculations

NanoClear | Direct Immersion Wastewater Treatment | Energy Summary

NanoClear Direct Immersion System

Membrane dehumidification tubes pull water vapor from circulating wastewater. Compressed vapor is condensed inside metal tubes immersed in wastewater. Train consists of 5 tube banks.

Pretreatment Condenser Water Side

		T_{db} [C]	T_{db} [F]	ρ [kg/m³]	$\dot{m}$ [kg/min]	p_v [kPa]	h [kJ/kg]	h_{fg} [kJ/kg]	s [kJ/kg-K]	μ [N-s/m²]
1	Feed Water	30	86.00	995.61	6.93	4.25	125.75		0.437	0.00079735
2	Preheated Water	67.2	152.96	979.32	6.93	27.61	281.29	2135.34	0.921	0.00041992

# Tube Banks	5
Vapor/Bank [kg/min]	1.29

Dehumidifier (SMX 1)

		T_{db} [C]	T_{db} [F]	ρ [kg/m³]	$\dot{m}$ [kg/min]	p_v [kPa]	h [kJ/kg]	h_{fg} [kJ/kg]	s [kJ/kg-K]	μ [N-s/m²]	Q [m³/hr]
3	Feed Water	70	158.00	977.75	1,851	31.20	293.02	2123.24	0.955	0.0004039	113.56
4	Condenser 1 exit	70.34	158.61	977.55	1,851	31.66	294.50		0.959	0.00040203	113.59
5	Evaporator 1 exit	70.01	158.02	977.74	1,849	31.22	293.13		0.955	0.00040383	113.48
6	Condenser 2 exit	70.37	158.66	977.54	1,849	31.70	294.61		0.959	0.00040188	113.50
7	Evaporator 2 exit	70.04	158.07	977.73	1,848	31.25	293.23		0.955	0.00040366	113.40
8	Condenser 3 exit	70.39	158.71	977.52	1,848	31.73	294.72		0.960	0.00040174	113.42
9	Evaporator 3 exit	70.06	158.12	977.71	1,846	31.29	293.34		0.956	0.00040354	113.31
10	Condenser 4 exit	70.42	158.75	977.51	1,846	31.77	294.82		0.960	0.0004016	113.34
11	Evaporator 4 exit	70.09	158.16	977.70	1,845	31.32	293.45		0.956	0.0004034	113.23
12	Condenser 5 exit	70.44	158.80	977.49	1,845	31.81	294.93		0.960	0.00040145	113.25
13	Evaporator 5 exit	70.12	158.21	977.68	1,844	31.36	293.56		0.956	0.00040326	113.15
14	Cooled Water	70.00	158.00	977.75	1,844	31.20	293.06		0.955	0.00040391	113.14

Compressor Calculations

		T_v [C]	T_v [F]	T_{sat} [C]	$\dot{m}_v$ [kg/min]	p_v [kPa]	ρ_v [kg/m³]	h_v [kJ/kg]	s_v [kJ/kg-K]	v [m³/kg]	Q_v [ft³/min]	Q_v [m³/hr]	$c_{p,v}$ [kJ/kg-K]
6	Compressor Entrance	70.44	158.79	69.91	6.93	31.08	0.1974	2627.0	7.758	5.07	1240	2107	
7'	Ideal Compressor Exit	72.74	162.93	70.55	6.93	31.96	0.2016	2631.4	7.758	4.96	1214	2063	
7	Actual Compressor Exit	73.48	164.27	70.55	6.93	31.96	0.2011	2632.8	7.763	4.97	1217	2067	1.86
					Compression Ratio	1.03							

Membrane Condenser Vapor Side

	T_v [C]	T_v [F]	T_{sat} [C]	$\dot{m}_v$ [kg/min]	p_v [kPa]	ρ_v [kg/m³]	h_v [kJ/kg]	s_v [kJ/kg-K]	v [m³/kg]	Q_v [ft³/min]	Q_v [m³/hr]	$c_{p,v}$ [kJ/kg-K]	h_{fg} [kJ/kg]
Condenser Entrance	73.48	164.27	70.53	6.93	31.93	0.2009	2632.9	7.763	4.98	1218	2069		
Desuperheated Vapor	70.53	158.96	70.53	6.93	31.93	0.2027	2627.0	7.746	4.93	1207	2051		2333.16
Vapor Exit	70.53	158.96	70.53	0.50	31.93	0.2027	2627.0	7.746	4.93	88	149	1.86	

Module Energy Summary		
Treatment Rate	10	m³/day
	0.417	m³/hr
Compressor	1.001	kW
Condensate Pump 1	0.018	kW
Condensate Pump 2	0.001	kW
Wastewater Pump	0.498	kW
Controls	0.050	kW
Vacuum Pump (5% Duty)	0.025	kW
Electrical Input	1.593	kW
Energy Usage	**3.8**	kWh/m³

Treatment Rate [m³/day]	10	0.73	110	gal/hr	2.6	barrels/hr
Barometric Pressure [kPa]	101.325		2,642	gal/day	353	ft³/day
Vacuum Head [m]	10					
Water Density [kg/m³]	998			Depth	6	ft
Pond Flow [gpm]	500			Width	25	ft
Vacuum Pump [kW]	0.5			Length	2.4	ft
Vacuum Duty Cycle	5%					
				Surplus Heat	15.30	kW
Wastewater Head [m]	0.977					
$\eta_{compressor}$	75%	η_{motor}	90%	η_{total}	67.5%	
$\eta_{water\ pump}$	70%	η_{motor}	85%	η_{total}	59.5%	
$\varepsilon_{condenser}$	80%	80.1%	0.00063226			

Dais Analytic Proprietary and Confidential | Version 3.0 | 2/10/2010

Page 11 of 20	Technical and Sales Agreement	April 8, 2010

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

ATTACHMENT D
Layout Overview
(1 of 2)

Potable Water

Page 12 of 20	Technical and Sales Agreement	April 8, 2010

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

Page 13 of 20	Technical and Sales Agreement	April 8, 2010

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

ATTACHMENT E

Supplier, Distributor and Buyer Support

(1 of 2)

Product Education

Distributor

Distributor shall participate in an initial Product education session held by Supplier, as well as attend periodic Product update education sessions. Distributor shall be responsible to provide education to Buyer on an initial and on-going or as-needed basis. Education shall consist of class-room style instructor lead sessions, and hand-out materials. These sessions and materials will cover topics of Product function, configuration, application, pricing, and servicing.

Buyer

After the expiration of the initial training period, Buyer shall handle new employee training and refresher training without Supplier’ assistance, but Buyer shall still have the right to request technical knowledge and clarification from Supplier for the duration of this Agreement. If Buyer requests the physical presence of a Supplier employee for training at a location other than a Supplier facility, Buyer shall be responsible for reasonable travel expenses for that Supplier employee. In any information exchange or physical meeting that requires translation, Buyer shall be responsible for providing said translation services.

Supplier

Supplier will provide Distributor initial, and on-going Product education training, and training materials. The Product education training shall be provided according to the term and conditions by mutual consensus guided by the norm in the industry. The education will consist of class-room style instructor leading sessions given by qualified members of Supplier’s organization, and hand-out materials. These sessions and materials will cover topics which include detailed information about the Product; including its configuration, engineering, marketing/sales, and pricing, as well as selection criteria for Buyers.

Upon request by Buyer, Supplier shall provide all reasonable and relevant information about the technology necessary for initial training of representatives from Buyer. This initial training period shall end 6 months after commencement of construction of the project.

Engineering of End-Facility

Distributor

Distributor may facilitate timely communications, if needed, between Buyer and Supplier to seek Supplier’s input on Product engineering, installation, and servicing related issues. Buyer is ultimately responsible for field engineering of the Product.

Page 14 of 20	Technical and Sales Agreement	April 8, 2010

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

Buyer

Buyer shall carry out any design and engineering tasks necessary to install the Product in accordance with Supplier’s instructions. If Buyer or Distributor requests a change to the form factor or components of the Product, Supplier shall have the right to request payment of a reasonable fee to cover Supplier’s direct expenses necessary to produce said changes in the Product provided that the pricing policy and amount payable shall be notified to Distributor or Buyer in advance.

Supplier

Upon request of Buyer or Distributor, Supplier shall provide reasonable, relevant, and non-confidential details and information about Product to Distributor and Buyer to assist in the sale, design, installation, or servicing process.

Page 15 of 20	Technical and Sales Agreement	April 8, 2010

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

ATTACHMENT E

Supplier, Distributor and Buyer Support

(2 of 2)

Service Requirements

Distributor	Distributor may facilitate timely communications, if needed, between Buyer and Supplier to seek Supplier’s input on Product engineering, installation, and servicing related issues.

Buyer

Buyer shall investigate all inquiries relating to and service all Products located within the Territory and Market Segment. The foregoing obligation shall include but is not limited to responding to inquires and providing service relating to warranty and/or performance issues and applies to all such Products. No reimbursement or additional compensation for the foregoing support and service shall be provided by Supplier without prior approval by Supplier.

Supplier	As compensation for providing said services, Buyer shall be paid a mutually agreed on hourly rate by the Supplier.

Supplier Requests for Assistance

Distributor	Distributor may be asked to facilitate timely communications, and follow-up, if needed, between Buyer and Supplier seeking to aid Supplier in a variety of issues related to the Products.

Buyer

Buyer shall, upon Supplier’ request and subject to any limitation made by Supplier with respect to said request, provide Supplier assistance, service and support in accordance with any Supplier Product sold within the Territory.

Supplier	As compensation for providing said assistance services, Buyer shall be paid a mutually agreed on hourly rate by Supplier.

Page 16 of 20	Technical and Sales Agreement	April 8, 2010

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

Warranty Parts

Distributor	Distributor shall make warranty replacements of Product subject to warranty coverage by Supplier out of stock available in China if replacement parts meet all Supplier specifications.

Buyer	Buyer shall make warranty replacements of Product subject to warranty coverage by Supplier with Product supplied by the Distributor or Supplier only.

Supplier

Supplier shall reimburse Buyer for reasonable purchase costs by Buyer to cover Supplier warranty items, their shipping and handling cost, and the labor used to install those components.

Supplier shall provide replacement Product for valid warranty replacements after return of the defective component to Supplier, or directly from Supplier. Supplier may ship correct parts from the location of its choice. As compensation for providing warranty replacement services, Buyer shall be paid a mutually agreed hourly rate by Supplier for Warranty Product removal and replacement.

Page 17 of 20	Technical and Sales Agreement	April 8, 2010

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

ATTACHMENT F

Molecular Diffusion Rod, Limited Warranty

Supplier provides a limited warranty on the materials, workmanship, and performance of its Product, when installed and operated in accordance with Supplier’s design and operating specifications, according to the following provisions:

Materials and Workmanship Limited Warranty. Supplier warrants that its Product is free from defects in materials and workmanship. Supplier’s obligation under this limited warranty covers a period not to exceed three years from date of acceptance by Distributor, provided that the Product is operated and maintained in accordance with Supplier’s published specifications and good engineering practices. Supplier’s obligation under this limited warranty is limited to the repair or, at Supplier’s discretion, replacement of any Product which, when examined by Supplier, appears to be defective under this provision of the limited warranty.

Prorated Performance Limited Warranty. Supplier warrants the performance of its Product for three years from date of acceptance of the Product by Distributor.

Initial Performance. Supplier warrants that the Product herein offered have the initial minimum permeate flow and initial minimum salt rejection as specified in the Technical Description contained herein. These parameters are established under standard test conditions specified by Supplier. Should any Product not meet performance specifications, and Distributor or Buyer notifies Supplier of such deficiency, Supplier will, upon confirmation of faulty performance, repair or issue credit for the defective Product(s). Shipping costs, in such case, will be paid by Supplier.

Performance During Three-Year Limited Warranty Period. During the three years after acceptance of the Product by Distributor, Supplier warrants the minimum permeate flow, when operated under standard conditions published by Supplier, shall be at least 70 percent of the specified initial average flow. Supplier further warrants that maximum salt passage, when an element is operated under standard test conditions published by Supplier and pressure required to give the initial rated flow, will not exceed 1.35x the specified maximum value. Supplier will, on confirmation of loss of performance and associated cause if found to be covered by the warranty during the warranty period, replace the same elements free of charge.

Conditions of Prorated Performance Limited Warranty. The performance limited warranty described in the previous section, Performance During Three-Year Limited Warranty Period, shall be null and void if any of the following conditions are not met: a. The design parameters plus instrumentation and other components of the system in which the element(s) are employed shall be consistent with sound engineering practice. Supplier reserves the right to review system design. b. Feedwater temperature shall be less than 113°F (45°C). c. Feedwater SDI (15 min., 5 psi) shall be less than 5.0, and

Page 18 of 20	Technical and Sales Agreement	April 8, 2010

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

temperature needs to average 50°C when measured over a fifteen minute period. d. Feedwater shall contain no ozone, permanganate, or other strong oxidizing agents. e. The Product shall not be exposed to pressure greater than 5 psi for all Products unless otherwise stated in the Product specification. f. The Product shall be operationally protected against hydraulic transients (“water hammer”). h. The Products shall be maintained in a clean condition, un-fouled by particulate matter or precipitates or biological growth, i. During continuous operation the pH shall be no less than 2.0 nor greater than 11 .0. j. There shall be no membrane fouling by colloidal or precipitated solids. k. Adequate provisions against microbiological contamination shall be incorporated into the system design, as well as into all operating and maintenance procedures. l. The element(s) shall not be exposed during cleaning, or in shutdown periods, to a pH less than 1 nor greater than 12. m. Neither nonionic nor cationic surfactants should be used for membrane cleaning or come in contact with Supplier Product. Buyer is fully responsible for the effects of non-compatible chemicals on Supplier elements; their use will void the warranty. n. Buyer is responsible for providing the user with adequate system operating and maintenance manuals, operator and supervisor training; ensuring user’s ability to perform cleaning and other performance restoration and diagnostic procedures. o. Buyer shall ensure that frequent, adequate system and subsystem normalized performance data are routinely recorded in a systematic format and reviewed. Such information to be available to Supplier on a reasonable basis in the event a claim is made against Supplier pursuant to this performance warranty.

Repair or Replacement. Buyer’s and Distributor’s sole remedy for any breach of warranty is limited to and shall be fully discharged by Supplier repairing any defective Product, or, at Supplier’s discretion, replacing same free of charge. The warranty of replacement Product shall be in compliance with the terms and conditions set forth in the Warranty section of this Agreement. Supplier shall bear shipping costs of delivering the replacement to the construction site and shall be responsible for all import charges and the reasonable costs related to replacement installation. Supplier reserves the right to test the alleged defective Product on user’s, Distributor’s or Buyer’s premises or to request Buyer to perform such inspections or tests and forward the results thereof to Supplier. If the Product failure is determined to be from cause other than breach of warranty as set forth above, Buyer shall pay to Supplier a fee of $1,000 per day, plus direct travel expenses incurred by Supplier’s employees, in connection with any inspection and testing of such elements and system on user’s, Distributor’s or Buyer’s premises. Product shipped to Supplier for warranty examination must be shipped freight prepaid. Product examined as part of a warranty claim which are found to be performing as warranted will be returned to the customer, Distributor or Buyer freight collect.

Refund. In the event the same element is replaced three times but still can not meet performance specifications specified in the Technical Description contained herein and the Warranty section, Supplier shall refund the invoice price of the element as to which the claim is made to Buyer.

Page 19 of 20	Technical and Sales Agreement	April 8, 2010

Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

Warranty Notice. Failure or refusal to fully disclose to Supplier the use and operating parameters of Product shall render all warranties other than that covering materials and workmanship null and void.

LIABILITY FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL, EXEMPLARY, AND PUNITIVE DAMAGES ARE EXCLUDED. Because use conditions and applicable laws may differ from one location to another and may change with time, Distributor and Buyer are responsible for determining whether Product and the information in this document are appropriate for Buyer’s or its customer’s use and for ensuring that Buyer’s workplace and disposal practices are in compliance with applicable laws and other governmental enactments. Supplier assumes no obligation or liability for the information in this document as it relates to whether the Product is appropriate for Buyer’s or its customer’s use or that Buyer’s workplace and disposal practices are in compliance with applicable laws and other governmental enactments. EXCEPT AS EXPRESSLY PROVIDED IN THIS DOCUMENT, NO WARRANTIES ARE GIVEN AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED.

Page 20 of 20	Technical and Sales Agreement	April 8, 2010